Supplement dated March 31, 2014 to the
Statement of Additional Information ("SAI") dated May 31, 2013

The following supplements the SAI disclosures under the heading "MANAGEMENT OF THE FUND."

Trustee Qualifications

The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of the Trustee makes him highly qualified.

Mr. Jeffrey Wanic possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Wanic currently serves as President of Sustainable Pavement Technologies, a Houston, Texas-based enterprise focused on recycling of asphalt shingles for pavement and other purposes.  Mr. Wanic also co-founded Graduate Leverage, LLC in 2003 and served in various capacities until 2007.  Prior to his experience with Graduate Leverage, Mr. Wanic was a business development executive with Dow Chemical for over 6 years, serving in the chemical and pharmacuetical areas.  He also has experience in the operations area for paper products manufacturing.  Generally, the Board believes his years of hands-on business experience will allow him to make a valuable contribution to the Board.  Additionally, Mr. Wanic holds an MBA from Harvard Business School, and a Bachelor of Science degree in chemical engineering from Michigan Technological University.  The Board believes Mr. Wanic's experience and expertise as a business executive, including his expertise in regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.  As of the date of this supplement,  Mr. Wanic did not own Fund shares and each Independent Trustee is paid at a rate of $7,000 per year.

Additional information about the Trustees and Trust officers, including their address (unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY 11788), age, principal occupation, and other directorships held during the past five years, is set forth in the following tables.

Independent Trustees

Address**** Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Jeffrey Wanic Born in 1973	Trustee since October 2013	President, Sustainable Pavement Technologies, 2007 to present.	1	None
Stephen M. Kezirian Born in 1973	Trustee since January, 2012	Chief Executive Officer, IBEX Global Solutions (2011 to present) Chief Operating Officer, Cantor Gaming (2010 to 2011); General Manager/Vice-President-Telesales, Sprint Nextel Corporation (2004 to 2009).	1	Multiband Corporation (August 2012 to present); Proginet Corporation (September 2008 to September 2012)
Matthew D. Shevlin Born in 1977	Trustee since January, 2012	Vice-President, Deutsche Bank (2007 to April 2012) Vice-President, Walker & Dunlop (April 2012 to Present).	1	None

Interested Trustee

Address**** Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Daniel J. Thibeault*** Born in 1974	Trustee, Chairman and President since February 2013	President and CEO of Graduate Leverage, LLC (financial services) since 2003.	1	None

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the GL Beyond Income Fund.

*** Mr. Thibeault is an interested Trustee because of his controlling interest in the Fund's adviser and he is also an officer (President) of the Fund.

**** The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, NE 68130

Trust Officers

Name Address Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Stephen L. Brune 400 Fifth Avenue, Suite 600, Waltham,	Treasurer since March 2014	Chief Operating Officer, GL Capital Partners, LLC, Dec.	n/a	n/a

MA 02451 Born in 1976		2013 to present, Vice President of Investment Advisory Jan, 2013 to Nov. 2013; Vice President, Deerpath Capital Management, LP, Aug. 2007 to June 2012.
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Assistant Treasurer, since January 2012	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	n/a	n/a
Kelly Calley 400 Fifth Avenue, Suite 600, Waltham, MA 02451 Born in 1971	Secretary, since September 2013	Graduate Leverage, LLC (financial services); Director of the President's Office, 2013 to present, V.P. Client Services, 2009 to 2012, AVP Operations and Client Advisor 2005 to 2008.	n/a	n/a
William Kimme 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1963	Chief Compliance Officer and Anti-Money Laundering Officer, since January 2012

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

			n/a	n/a

* Officers are elected annually.

** The term "Fund Complex" refers to the GL Beyond Income Fund.

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This Supplement, and the Prospectus and SAI both dated May 31, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and SAI have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-855-754-7930 or by visiting www.glbeyondincomefund.com.